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                                                                   Exhibit 10.71

                ASSIGNMENT OF LIMITED LIABILITY COMPANY INTERESTS

     THIS ASSIGNMENT OF LIMITED LIABILITY COMPANY INTERESTS (this "Assignment"), is dated as of January 5, 2005, and made by and between SUPREME PLASTICS GROUP PLC ("Seller"), and PLIANT INVESTMENT, INC. ("Buyer").

     WHEREAS, Seller and Buyer have entered into an agreement for purchase and sale of all of Seller's interest in Alliant Company. LLC ("Alliant") dated January 5, 2005 the "Agreement") upon completion of the $400,000 wire transfer from Buyer to Seller.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

     1. Seller hereby sells, conveys, transfers, assigns and delivers TO Buyer, and Buyer accepts from Seller, all of right, title and interest Seller's memebership interest (representing 50% interest) in Aliant [the "Seller Percentage Interest"). its

     2. Seller warrants to Buyer that on the date hereof, Seller is the true and lawful owner of the Seller Percentage Interest, holds good and marketable title in and to Seller Percentage Interest, free and clear of all liens, encumbrances and rights of third parties, and has full power and authority to sell and convey the same.

     3. At the request of Buyer, Seller shall provide such further instruments, documents and certificates as may be reasonably necessary to assure a transfer of title to the Seller Percentage Interest to Buyer.

     4. This Assignment shall be governed by, construed and enforced in accordance with the laws of the slate of Delaware.

     IN WITNESS WHEREOF, Seller and Buyer have has caused this Assignment to be executed and delivered on the date first above written.

SUPREME, PLASTICS GROUP PLC                    PLIANT INVESTMENT, INC.


By: /s/ N.S. Grenal                            By: /s/ J. Bruce Underwood
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Name: N.S. Grenal                              Name: J. Bruce Underwood
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Title: MANAGING DIRECTOR                       Title: V.P MFG.
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